SUPPLEMENT DATED JULY 29, 2022 TO THE CURRENT SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Comstock Select Fund
Invesco Energy Fund
(each, a "Fund” and together, the “Funds")
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
On July 28, 2022, the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) (the “Board”) approved changing each Fund’s sub-classification from “diversified” to “nondiversified” as defined under the Investment Company Act of 1940, as amended, and the elimination of a related fundamental investment restriction (the “Proposal”). Generally, a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund. Consequently, the investment return of a non-diversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund and a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund. The Proposal requires approval by the shareholders of each Fund and will be submitted to shareholders at a Special Joint Meeting of Shareholders to be held on November 10, 2022 (the “Meeting”).
It is anticipated that in September 2022, shareholders of each Fund will receive a proxy statement requesting their respective votes on the Proposal. If successful, the Proposal will become effective upon notification to shareholders of the changes through appropriate revisions to the Funds’ Prospectuses and Statement of Additional Information. The changes are expected to occur in November 2022.
O-VAL and I-ENE SUMSTATSAI SUP